EXHIBIT 10

                         CONSENT OF FROST BROWN TODD LLC

           We consent to the references to our firm in the Prospectus, Statement of Additional Information and documents incorporated by reference in Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The WWW Funds (File Nos. 333-03531 and 811-07585).

                                                FROST BROWN TODD LLC
                                                /S/ FROST BROWN TODD LLC
                                                ------------------------


Cincinnati, Ohio
October 29, 2003




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